Basis of Preparation (Tables)	12 Months Ended
Dec. 31, 2020
Basis of Preparation
Schedule of exchange rate gain (loss) net

	Year Ended December 31,
	2020	2019	2018
	USD ‘000	USD ‘000	USD ‘000
Total foreign exchange rate gains	21	798	2,940
Total foreign exchange rate losses	(2,991)	(39)	(227)
Net foreign exchange rate (loss) gain	(2,970)	759	2,713

Schedule of judgments that have the most significant impact on the consolidated financial statements

Revenue recognition of the Non-refundable Fee	Note 2.1
Valuation of equity awards and the computation of share-based compensation	Note 3.3
Income taxes including accounting for uncertainties over income tax treatment	Note 3.4
Deferred tax accounting	Note 3.4